UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  October 31, 2019

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Report
October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.perrittcap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-800-332-3133 or by sending an e-mail request to info@perrittcap.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call the Funds toll-free at 1-800-332-3133 or send an e-mail request to info@perrittcap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2019

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Report of the Independent Registered Public Accounting Firm	39
Expense Example	40
Directors and Officers	42
Information	45

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

As was mentioned in our semi-annual report, I would like to start this message with a thank you to my fellow shareholders for their investment in the Perritt MicroCap Opportunities Fund.  As one of the largest shareholders and having nearly half of my liquid net worth in the Perritt Funds, I share in the disappointment in the recent performance.  The past year for the micro-cap market not only experienced a severe correction but entered a full-fledged bear market.  The beginning of the 2019 fiscal year started with a drastic decline that put us in a bear market by December 2018.  Equity prices in the micro-cap space rebounded somewhat in the beginning of 2019, but small stock prices remain below their 2018 highs.  While this is very disappointing news, we remain very optimistic about the future for micro-cap stocks.  I will outline my optimism later in this letter but let me review the past year’s performance in more detail first.

For the fiscal year ended October 31, 2019, the Perritt MicroCap Opportunities Fund lost 6.80%, which compares to the Russell Microcap Index loss of 3.28%.  The Fund and benchmark performance details can be found later in the report.  The Fund’s underperformance to the benchmark is mostly due to our investments in financial services.  Our portfolio of investments within the financial services sector declined more than 16% versus a 4.3% gain for the financials within the Russell Microcap Index.  While our investments in Real Estate Investment Trusts (REIT s) and utilities performed well, the Fund is under-weight versus the weights in the Russell Microcap Index.  On the positive side, our healthcare investments rose a modest 1.1% versus the 16.6% decline in healthcare stocks within the Russell Microcap Index.  However, the Fund is underweighted in healthcare stocks versus the benchmark.

During the past six months, we sold 19 names from the portfolio.  Five companies were sold after receiving acquisition offers: Global Brass (BRSS), KMG Chemicals (KMG), PCM (PCMI), Rudolph Technologies (RTEC), and Spartan (SPA). Berkshire Hills Bancorp (BHLB) and Comfort Systems (FIX) were both sold because their market capitalizations grew beyond our market size mandate.  Four REIT investments and four banks were sold for strategic reasons.  The remaining four companies were sold due to reporting disappointing operating results.  These strategic sales were made so we have room to increase our investments within more attractive alternatives, which include technology, industrials, consumer services and materials.  We reinvested the proceeds in 37 companies in those industries.  The largest new investments are concentrated in industrials and consumers services.

As of October 31, 2019, the Fund’s portfolio contained the common stocks of 98 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at less than 19 times our 2019 earnings estimate and approximately 13 times 2020 earnings.  Stocks in the portfolio are priced at slightly more than 1.0 times average revenue and the median market capitalization is approximately $214 million.  Finally, the average stock in the Fund is trading at 1.5 times book value and 9 times Enterprise Value to EBITDA (earnings before interest taxes depreciation

Perritt MicroCap Opportunities Fund

and amortization).  The valuation characteristics for the MicroCap Opportunities fund are significantly less than the Fund’s benchmark Russell Microcap Index.

As mentioned earlier, I will outline why our optimism remains very high for the future of micro-cap stocks.  Smaller stocks as measured by the Russell Microcap Index not only underperformed large stocks as measured by the S&P 500 in the past year, they declined while large stocks rose.  This type of underperformance is very rare.  In fact, the last time small stocks underperformed by this degree while large stocks rose was in 1998. In the years after 1998, small stocks, particularly micro-cap stocks, outperformed large stocks.  While past performance in no guarantee of future results, this type of divergence gives us confidence for the future.  Let’s turn toward some macro-economic indicators.  Interest rate policy from the Federal Reserve and the direction of rates, particularly the 10-year Treasury are great indicators for the economy and small stock performance.  The fact that the Fed has been lowering interest rates in the past year and the 10-year Treasury yield has moved significantly lower is a sign the economy is weak, or a recession is possible.  Therefore, it should not surprise anyone that small stock performance has been weak in the past year.  In November 2019, the Fed signaled that they may be done lowering interest rates and even the 10-year Treasury yield started moving higher.  While it may be too early to tell if the economy is improving, we believe rising interest rates would be good for small stock performance.  Another great indicator is the ISM manufacturing index.  In the past year, this index has moved lower, and once again small stocks have underperformed.  More recently, though, the ISM Index started to rise again.  It should not be a surprise, but history has shown in the past that small stocks tend to outperform larger stocks when the ISM Index is rising.  The bottom line in our opinion is that small stocks cannot underperform large stocks forever and given the macro-economic backdrop, the economy should improve in the future, which should lead to better performance for small stocks.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for 30 years and enjoyed the rewards of long-term investing.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap® Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

ISM Index is a monthly composite index, released by the Institute for Supply Management, that is based on surveys of 300 purchasing managers throughout the United States in 20 industries in the manufacturing area.

One cannot invest directly in an index.  Each index is used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business. Positive cash flow indicates that a company’s liquid assets are increasing, enabling it to settle debts, reinvest in its business, return money to shareholders, pay expenses and provide a buffer against future financial challenges. Negative cash flow indicates that a company’s liquid assets are decreasing.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2019

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*	The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The graph does not imply any future performance. It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	October 31, 2019

Average Annual Total Returns*
Periods ended October 31, 2019 (Unaudited)

	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	(6.80)%	2.44%	8.58%	6.49%	9.76%

Russell Microcap® Index	(3.28)%	5.40%	11.16%	6.38%	N/A
(reflects no deduction
for fees and expenses)

Russell 2000® Index	4.90%	7.37%	12.27%	8.23%	8.99%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Northern Technology International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

BlueLinx Holdings Inc. (BXC), together with its subsidiaries, distributes building and industrial products in the United States. It distributes products in two principal categories, structural products and specialty products.

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

Omnova Solutions, Inc. (OMN) provides emulsion polymers, specialty chemicals, and engineered surfaces for various commercial, industrial, and residential end uses in the United States, Europe, and Asia.  Omnova operates in two segments, Performance Chemicals and Engineered Surfaces.

Federal Signal Corp. (FSS), together with its subsidiaries, designs, manufactures, and supplies a suite of products and integrated solutions for municipal, governmental, industrial, and commercial customers in the United States, Canada, Europe, and internationally.

IES Holdings, Inc. (IESC) engages in communications, commercial and industrial, infrastructure solutions, and residential businesses in the United States.

CPI Aerostructures, Inc. (CVU) engages in the contract production of structural aircraft parts for fixed wing aircraft and helicopters in the commercial and defense markets. The company also offers aero systems, such as reconnaissance pod structures and fuel panel systems; and supplies parts for maintenance, repair, and overhaul (MRO), as well as kitting contracts.

Photronics Inc. (PLAB), together with its subsidiaries, manufactures and sells photomasks in the United States, Taiwan, Korea, Europe, and internationally. The company offers photomasks, which are high precision photographic quartz plates containing microscopic images of electronic circuits for use in the manufacture of semiconductors and flat panel displays.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2019

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund underperformed the Russell Microcap Index for the year 2019.  As shareholders ourselves, we share in the disappointment of these recent results for the current period. The micro-cap market began this year with a pullback with the most severe down draft having occurred in November and December of 2018, which made up the first two months of this fiscal period.  In terms of the overall market, from its peak at the end of August 2018 through December 2018, the Russell Microcap Index declined by over 20%, putting it in a “full fledged bear market” as we stated in the semi-annual report.  While we did see modest positive performance for several months after this, the second half of the fiscal year saw a continuation of the negative performance in the microcap space especially for the small market cap names that make up the Ultra’s investable universe. The details of the performance for the fund relative to its index are as follows.

For the fiscal year of 2019 the Ultra MicroCap returned a -11.54% versus -3.28% for the Russell Microcap Index during the same period.  The Fund’s longer-term performance, as well as that of its index, can be found later in this report.  The most significant detractor for the Fund’s performance relative to the index continues to be from its investments in the Healthcare Sector.  The names the fund holds in the healthcare space had an average loss of 42.4% versus an average loss of 9.9% for the index. This was largely due to large selloffs in the Fund’s healthcare equipment providers, the worst of which being an operator of ambulatory surgical centers named Nobilis Health, which had to file for bankruptcy following difficulties with insurance reimbursements. The Fund continued to see positive contribution from its holdings in the Information Technology sector with an average gain of 16.3% versus 10% for the Index.  The Fund actively maintains a higher weight in this sector with 22.3% of the fund being invested in it versus 10.5% of the index.

During the first half of the fiscal year, we exited eight positions and added six.  Two of the names that we sold were due to buyout offers. These were ASV Holdings Corp. (ASV) and PCM, Inc. (PCMI). The other five names were sold due to declining fundamentals. There were no strategic shifts within any specific industry targets during the quarter, so all sales were based on company specific data points. The six names that were added included investments in the Information Technology, Energy, and Healthcare sectors.  Some highlights from the additions include Opiant Pharmaceuticals Inc. (OPNT), a manufacturer of NARCAN nasal spray for treating drug overdoses and Graham Corp. (GHM) which designs, manufactures, and sells various pieces of equipment into the refining and other energy markets. Graham is also a holding in the MicroCap Opportunities Fund but was added to the Ultra due to our research indicating their receipt of new orders are beginning to accelerate.

As of October 31, 2019, the Fund holds the common stock of 81 companies which is

Perritt Ultra MicroCap Fund

slightly lower than what we reported in our semi-annual report.  We still intend to keep the number of names in the portfolio around this number and continue with our strategy of concentrating on high quality and higher conviction names.  In terms of what we view as quality, we like to point out that approximately only 50% of the names in the Russell Microcap Index are profitable compared to 67% of the names in the Ultra MicroCap.  Many of the holdings in the Ultra MicroCap fund that are not profitable demonstrate a pathway to profitability or are early stage companies in markets with substantial upside potential.  We continue to believe in the companies we own and look forward to their success over the coming years.  One such name that demonstrates how our investment thesis plays out is Luna Innovations (NASDAQ:LUNA).  Luna develops and manufactures fiber optic sensing equipment for the test and measurement space.  Their devices are used for inspecting composite materials as well as fiber optic communications networks.  One of their most high-profile projects is with the Department of Defense where they provide devices for monitoring and testing the composite material that makes up the skin of the F-35 Lightning II.  Luna is one of our largest holdings and we originally purchased the stock when it was more or less running at a breakeven level in early 2017.  Since then, the company has streamlined their operations by selling off a commoditized segment of their business to concentrate on their specialized test and measurement products and has been consistently profitable.  We believe based on our own research and conversations with management that the company is only at the beginning of their expansion phase as the use of composite materials in various end markets continues to grow, with the demand for testing and measurement equipment growing along with it.

Regarding current portfolio valuations, based on our earnings estimates, the Fund’s portfolio is trading at 15.7x forward price to earnings.  The median price to sales ratio is 1.28x, the median price to book is 1.28x and price to trailing twelve month’s earnings of 22.4x.  The median market cap for the fund is at $82 million.  By comparison the Russell Microcap Index has a price to sales ratio of 1.73x, a price to book ratio of 1.4x and a trailing twelve month p/e of 19.1x.  The median market cap for the index is $221.4 million.  We like to point out the difference in market cap exposure between the two names as this illustrates the different focus of the two products as the Ultra Microcap remains committed to investing in the smallest segment of the micro-cap space.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee, as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Profitable yielding profit or financial gain.  Profitability ratios used in analyzing a company’s performance include gross profit margin (GPM), operating margin (OM), return on assets (ROA), return on equity (ROE), return on sales (ROS) and return on investment (ROI).

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap® Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The annual report must be preceded or accompanied by a prospectus.  One cannot invest directly in an index.  Each index is used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2019

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	October 31, 2019

Average Annual Total Returns*
Periods ended October 31, 2019 (Unaudited)

	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	(11.54)%	2.48%	9.10%	5.71%

Russell Microcap® Index	(3.28)%	5.40%	11.16%	6.38%
(reflects no deduction for fees and expenses)

Russell 2000® Index	4.90%	7.37%	12.27%	8.23%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Galaxy Gaming, Inc. (GLXZ) is a gaming company that designs, develops, manufactures, markets, acquires, and licenses proprietary casino table games and associated technology, platforms, and systems for the gaming industry.

Luna Innovations Inc. (LUNA) develops, manufactures, and markets fiber optic sensing, and test and measurement products worldwide. It operates in two segments, Products and Licensing, and Technology Development.

Cynergistek Inc. (CTEK) provides outsourced document solutions, IT consulting data security, and managed print services primarily to the healthcare industry in the United States. The company offers Incident Response, Vendor Security Management, and Patient Privacy Monitoring Service, as well as Compliance Assist Partner Program.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Transcat, Inc. (TRNS) provides calibration and laboratory instrument services in North America and internationally. It operates in two segments, Service and Distribution.

Napco Security Technologies, Inc. (NSSC) manufactures and sells security products and software worldwide. The company offers access control systems, door-locking products, intrusion and fire alarm systems, and video surveillance systems for commercial, residential, institutional, industrial, and governmental applications.

Asure Software, Inc. (ASUR) offers solutions to help clients optimize and manage their mobile workforces and global workspaces. This includes asset management, room scheduling options, mobile time tracking, space utilization solutions, tablet-based and traditional time clocks, time and labor management software, and workplace business intelligence analytics.

Northern Technology International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Global Water Resources, Inc. (GWRS), a water resource management company, owns, operates, and manages regulated water, waste water, and recycled water utilities primarily in metropolitan Phoenix, Arizona.

Quest Resource Holdings Corp. (QRHC), through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2019

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2019

Shares	COMMON STOCKS – 99.92%	Value

Aerospace & Defense – 2.56%
329,813	CPI Aerostructures,
	Inc.(a)	$2,569,243
150,068	GSE Systems, Inc.(a)	196,589
		2,765,832

Auto Parts & Equipment – 7.82%
143,849	Miller Industries, Inc.	5,171,372
120,000	Motorcar Parts of
	America, Inc.(a)	2,287,200
31,639	Stoneridge, Inc.(a)	977,012
		8,435,584

Automotive Retail – 0.23%
61,411	Lazydays Holdings,
	Inc.(a)	247,486
		247,486

Banking – 0.33%
16,500	Northeast Bank	353,265
		353,265

Biotechnology – 0.79%
4,900	BioSpecifics Technologies
	Corp.(a)	237,307
17,000	Hemacare Corp.(a)	336,600
18,500	Opiant Pharmaceuticals,
	Inc.(a)	282,310
		856,217

Building Materials – 7.61%
145,800	BlueLinx Holdings,
	Inc.(a)	4,557,708
390,198	Huttig Building Products,
	Inc.(a)	827,220
87,400	PGT Innovations,
	Inc.(a)	1,543,484
152,311	Tecnoglass, Inc.(c)	1,287,028
		8,215,440

Business Services – 3.78%
275,023	CynergisTek, Inc.(a)	838,820
237,154	DLH Holdings Corp.(a)	981,818
86,842	GP Strategies Corp.(a)	963,947
254,870	Information Services
	Group, Inc.(a)	550,519
50,000	New Media Investment
	Group, Inc.	440,500
93,044	PFSweb, Inc.(a)	290,297
		4,065,901

Chemical & Related Products – 8.18%
380,548	Northern Technologies
	International Corp.	4,749,239
307,526	OMNOVA Solutions,
	Inc.(a)	3,109,088
110,057	Trecora Resources(a)	965,200
		8,823,527

Commercial Banks – 2.50%
35,000	Bankwell Financial
	Group, Inc.	1,001,700
43,801	Esquire Financial
	Holdings, Inc.(a)	1,064,364
19,500	Triumph Bancorp,
	Inc.(a)	632,775
		2,698,839

Commercial Services – 1.02%
47,500	TriState Capital
	Holdings, Inc.(a)	1,098,200
		1,098,200

Construction & Engineering – 4.91%
48,241	Gencor Industries,
	Inc.(a)	603,013
460,614	Hill International,
	Inc.(a)	1,312,750
135,876	IES Holdings, Inc.(a)	2,635,994
146,100	Limbach Holdings,
	Inc.(a)	654,528
3,000	Willdan Group, Inc.(a)	90,900
		5,297,185

Consumer Goods – 1.20%
200,000	New Age Beverages
	Corp.(a)	538,000
70,000	Turtle Beach Corp.(a)	761,600
		1,299,600

Consumer Products –
Manufacturing – 2.77%
84,003	Delta Apparel, Inc.(a)	2,095,875
62,041	Superior Group of
	Cos., Inc.	897,733
		2,993,608

Consumer Services – 2.09%
131,583	Primo Water Corp.(a)	1,591,496
88,977	ZAGG, Inc.(a)	655,761
		2,247,257

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2019

Shares		Value

Data Processing, Hosting
and Related Services – 2.76%
227,000	Limelight Networks,
	Inc.(a)	$957,940
178,000	Ooma, Inc.(a)	2,020,300
		2,978,240

Electronic Equipment
& Instruments – 2.05%
71,191	Bel Fuse, Inc. – Class B	1,047,220
25,000	Identiv, Inc.(a)	122,000
181,330	Richardson Electronics
	Ltd.	1,046,274
		2,215,494

Energy & Related Services – 0.65%
37,370	Matrix Service Co.(a)	701,061
		701,061

Engineering & Construction – 0.46%
194,477	Infrastructure & Energy
	Alternatives, Inc.(a)	493,971
		493,971

Entertainment – 0.63%
469,405	DHX Media, Ltd.(a)(c)	675,943
		675,943

Financial Services – 6.60%
52,500	First Internet Bancorp	1,193,850
96,636	Hennessy Advisors, Inc.	1,072,660
33,140	Oppenheimer Holdings,
	Inc. – Class A	901,408
264,711	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,181,826
521,457	U.S. Global Investors,
	Inc. – Class A	771,756
		7,121,500

Food – 2.24%
60,000	Crimson Wine Group,
	Ltd.(a)	426,000
33,400	Farmer Brothers Co.(a)	428,522
158,500	Landec Corp.(a)	1,561,225
		2,415,747

Gold – 1.48%
25,000	Fortuna Silver Mines,
	Inc.(a)(c)	79,750
160,000	Gold Resource Corp.	700,800
490,000	McEwen Mining, Inc.	818,300
		1,598,850

Home Builder – 0.74%
79,500	Green Brick Partners,
	Inc.(a)	800,565
		800,565

Housing – 2.23%
152,000	Legacy Housing
	Corp.(a)	2,409,200
		2,409,200

Industrial – 1.94%
120,000	Spartan Motors, Inc.	2,096,400
		2,096,400

Insurance – 0.49%
43,052	United Insurance
	Holdings Corp.	527,818
		527,818

Leisure – 1.67%
200,210	Century Casinos, Inc.(a)	1,479,552
90,000	Super League Gaming,
	Inc.(a)	318,150
		1,797,702

Machinery Manufacturing – 1.12%
53,095	Graham Corp.	1,203,133
		1,203,133

Medical Supplies & Services – 1.53%
15,000	Addus HomeCare
	Corp.(a)	1,263,150
19,000	IntriCon Corp.(a)	392,920
		1,656,070

Minerals & Resources – 0.75%
325,000	Endeavour Silver
	Corp.(a)(c)	806,000
		806,000

Oil & Gas – 0.97%
300,000	Abraxas Petroleum
	Corp.(a)	87,000
87,599	Evolution Petroleum
	Corp.	492,307
32,218	Goodrich Petroleum
	Corp.(a)	310,259
22,289	Lonestar Resources
	US, Inc.(a)	53,494

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2019

Shares		Value

Oil & Gas (Continued)
50,000	Vaalco Energy, Inc.(a)	$99,500
		1,042,560

Oil & Gas Services – 1.24%
756,791	Profire Energy, Inc.(a)	1,331,952
		1,331,952

Retail – 0.53%
98,000	RumbleON, Inc.(a)	273,420
27,591	TravelCenters of
	America, Inc.(a)	308,467
		581,887

Semiconductor Related Products – 4.72%
210,000	AXT, Inc.(a)	655,200
127,327	DSP Group, Inc.(a)	1,898,445
214,600	Photronics, Inc.(a)	2,532,280
		5,085,925

Software – 5.03%
117,905	American Software,
	Inc. – Class A	1,911,240
115,000	Asure Software, Inc.(a)	1,039,025
20,100	Cardlytics, Inc.(a)	842,391
3,000	GlobalSCAPE, Inc.	29,100
115,000	Immersion Corp.(a)	945,300
100,000	Zix Corp.(a)	661,000
		5,428,056

Specialty Manufacturing – 6.45%
82,500	Federal Signal Corp.	2,676,300
18,915	LB Foster Co. –
	Class A(a)	344,253
221,400	LSI Industries, Inc.	1,149,066
131,776	Manitex International,
	Inc.(a)	732,675
24,000	Northwest Pipe Co.(a)	732,000
11,000	Pro-Dex, Inc.(a)	146,850
54,000	Twin Disc, Inc.(a)	581,040
40,000	Verso Corp.(a)	585,600
		6,947,784

Telecommunications – 4.53%
579,500	Ceragon Networks,
	Ltd.(a)(c)	1,726,910
75,552	Digi International,
	Inc.(a)	1,089,460
110,000	EMCORE Corp.(a)	326,700
244,000	PC-Tel, Inc.	1,744,600
		4,887,670

Transportation – 2.90%
579,607	Radiant Logistics,
	Inc.(a)	3,124,082
		3,124,082

Trucking – 0.30%
122,101	Daseke, Inc.(a)	328,451
		328,451

Utilities – 0.12%
12,000	Pure Cycle Corp.(a)	134,160
		134,160
	TOTAL COMMON
	STOCKS
	(Cost $82,954,318)	107,788,162

Contracts	WARRANTS – 0.00%

Engineering – 0.00%
	Infrastructure and Energy
	Alternatives, Inc.
46,400	Expiration: 05/20/2021,
	Exercise Price $0.03(a)	$1,396
	TOTAL WARRANTS
	(Cost $65,747)	$1,396

Shares	SHORT-TERM
	INVESTMENTS – 0.14%

Money Market Funds – 0.14%
150,344	First American Government
	Obligations Fund –
	Class X, 1.74%(b)	$150,344
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $150,344)	$150,344
	Total Investments
	(Cost $83,170,409) –
	100.06%	$107,939,902
	Liabilities in Excess of
	Other Assets – (0.06)%	(65,270)
	TOTAL NET ASSETS –
	100.00%	$107,874,632

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the seven-day yield as of October 31, 2019.
(c)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2019

Shares	COMMON STOCKS – 98.22%	Value

Aerospace & Defense – 1.82%
80,000	CPI Aerostructures,
	Inc.(a)	$623,200
		623,200

Air Transport – 0.68%
38,724	AeroCentury Corp.(a)	231,709
		231,709

Biotechnology – 0.67%
15,000	Opiant Pharmaceuticals,
	Inc.(a)	228,900
		228,900

Building Materials – 1.78%
71,900	Tecnoglass, Inc.(d)	607,555
		607,555

Business Services – 14.78%
20,000	BG Staffing, Inc.	382,600
329,500	CynergisTek, Inc.(a)	1,004,974
235,000	DLH Holdings Corp.(a)	972,900
200,000	Information Services
	Group, Inc.(a)	432,000
32,733	Issuer Direct Corp.(a)	343,696
159,000	Medicine Man
	Technologies, Inc.(a)	478,606
100,000	Support.com, Inc.(a)	164,000
30,000	Transcat, Inc.(a)	940,200
50,000	USA Technologies,
	Inc.(a)	324,000
		5,042,976

Chemical & Related Products – 2.37%
64,800	Northern Technologies
	International Corp.	808,704
		808,704
Chemical Manufacturing – 0.73%
80,000	Intrepid Potash, Inc.(a)	247,200
		247,200

Computer & Electronic
Product Manufacturing – 2.82%
176,000	Dynatronics Corp.(a)	144,338
80,500	PC-Tel, Inc.	575,575
850,000	Singing Machine
	Co., Inc.(a)	247,817
		967,730

Computer and Electronic
Product Manufacturing – 3.53%
200,000	Luna Innovations,
	Inc.(a)	1,206,000
		1,206,000

Computers & Electronics – 2.40%
27,000	Napco Security
	Technologies, Inc.(a)	819,720
		819,720

Construction & Engineering – 2.15%
45,000	Gencor Industries,
	Inc.(a)	562,500
59,498	Hill International,
	Inc.(a)	169,569
		732,069

Consumer Goods – 3.24%
75,000	Jerash Holdings
	US, Inc.	502,500
35,000	Natural Alternatives
	International, Inc.(a)	311,850
110,000	New Age Beverages
	Corp.(a)	295,900
		1,110,250

Consumer Services – 0.86%
40,000	ZAGG, Inc.(a)	294,800
		294,800

Diversified Financials – 2.15%
65,000	Safeguard Scientifics,
	Inc.(a)	735,150
		735,150

Electronic Equipment
& Instruments – 1.79%
15,224	Identiv, Inc.(a)	74,293
100,000	Iteris, Inc.(a)	536,000
		610,293

Energy & Related Services – 2.38%
40,000	DHT Holdings, Inc.(d)	309,200
150,000	Mitcham Industries,
	Inc.(a)	345,000
28,627	Ranger Energy
	Services, Inc.(a)	157,449
		811,649

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2019

Shares		Value

Engineering & Construction – 0.01%
7,958	SG Blocks, Inc.(a)	$3,979
		3,979

Environmental Services – 3.09%
281,140	Fuel Tech, Inc.(a)	286,763
325,000	Quest Resource
	Holding Corp.(a)	770,250
		1,057,013

Financial Holding Company – 0.98%
94,500	CCUR Holdings, Inc.(a)	335,475
		335,475

Financial Services – 4.44%
49,990	AMREP Corp.(a)	293,441
15,000	First Internet Bancorp	341,100
25,275	Hennessy Advisors, Inc.	280,553
50,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	601,000
		1,516,094

Food – 0.41%
20,000	Willamette Valley
	Vineyards, Inc.(a)	139,200
		139,200

Health Care – 0.58%
90,000	Rockwell Medical
	Technologies, Inc.(a)	198,900
		198,900

Leisure – 5.67%
80,000	Century Casinos,
	Inc.(a)	591,200
640,000	Galaxy Gaming, Inc.(a)	1,344,000
		1,935,200

Machinery Manufacturing – 1.16%
17,500	GRAHAM Corp.	396,550
		396,550

Medical Supplies & Services – 6.53%
3,000	Addus HomeCare
	Corp.(a)	252,630
65,000	Biomerica, Inc.(a)	201,500
75,000	Check Cap, Ltd.(a)(d)	129,000
627,000	First Choice Healthcare
	Solutions, Inc.(a)	116,026
30,000	Lakeland Industries,
	Inc.(a)	331,500
400,000	Nobilis Health
	Corp.(a)(d)(e)(f)	5,000
109,000	Sensus Healthcare,
	Inc.(a)	621,300
43,915	Taylor Devices, Inc.(a)	458,912
250,000	Titan Medical,
	Inc.(a)(d)	117,475
		2,233,343

Oil & Gas Services – 1.42%
275,000	Profire Energy, Inc.(a)	484,000
		484,000

Pharmaceuticals – 1.82%
120,000	ImmuCell Corp.(a)	620,400
		620,400

Professional, Scientific, and
Technical Services – 1.03%
330,000	CUI Global, Inc.(a)	247,500
210,000	Sigma Labs, Inc.(a)	105,000
		352,500

Real Estate Investment Trusts – 4.77%
75,000	Global Self Storage,
	Inc.	313,500
30,000	Plymouth Industrial
	REIT, Inc.	565,800
165,000	Sachem Capital Corp.	750,750
		1,630,050

Retail – 1.46%
250,000	Superior Drilling
	Products, Inc.(a)	218,325
25,000	TravelCenters of
	America, Inc.(a)	279,500
		497,825

Semiconductor Related Products – 2.21%
75,000	AXT, Inc.(a)	234,000
35,000	DSP Group, Inc.(a)	521,850
		755,850

Software – 5.07%
90,000	Asure Software, Inc.(a)	813,150
50,000	Evolving Systems,
	Inc.(a)	62,500
82,945	Finjan Holdings,
	Inc.(a)	159,254

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2019

Shares		Value

Software (Continued)
71,677	GlobalSCAPE, Inc.	$695,267
		1,730,171

Specialty Manufacturing – 9.91%
33,000	Continental Materials
	Corp.(a)	344,850
75,926	CTI Industries
	Corp.(a)	115,407
110,000	Data I/O Corp.(a)	401,500
80,000	GSI Technology, Inc.(a)	625,600
65,000	Gulf Island
	Fabrication, Inc.(a)	340,600
8,000	Hurco Companies, Inc.	278,320
18,893	Kewaunee Scientific
	Corp.	300,588
27,500	Pioneer Power
	Solutions, Inc.	97,350
68,041	Polar Power, Inc.(a)	195,278
16,500	UFP Technologies,
	Inc.(a)	686,565
		3,386,058

Telecommunications – 1.21%
412,600	Mobivity Holdings
	Corp.(a)	412,600
		412,600

Utilities – 2.30%
64,000	Global Water
	Resources, Inc.	784,000
		784,000
	TOTAL COMMON
	STOCKS
	(Cost $32,092,369)	$33,547,113

Contracts	WARRANTS – 0.00%

Medical Supplies & Services – 0.00%
	Titan Medical, Inc.
250,000	Expiration: 08/10/2023,
	Exercise Price
	$3.20(a)(b)	$—
	TOTAL WARRANTS
	(Cost $85,000)	$—

Shares	SHORT-TERM
	INVESTMENTS – 1.89%

Money Market Funds – 1.89%
644,227	First American Government
	Obligations Fund –
	Class X, 1.74%(c)	$644,227
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $644,227)	$644,227
	Total Investments
	(Cost $32,821,596) –
	100.11%	$34,191,340
	Liabilities in Excess
	of Other
	Assets – (0.11)%	(37,261)
	TOTAL NET ASSETS –
	100.00%	$34,154,079

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 of market value or 0% of net assets.This security was classified as Level 2 and is deemed to be illiquid.

(c)	Variable rate security; the rate shown is the seven-day yield as of October 31, 2019.
(d)	Foreign issued security.
(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f)	The following security is in default. This security represents $5,000 of market value or 0% of net assets. This security was classified as Level 3 and is deemed to be illiquid.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2019

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund

Assets:
Investments at value	$107,939,902	$34,191,340
Receivable for investments sold	163,931	—
Receivable for fund shares issued	38,682	15,250
Dividends and interest receivable	40,159	885
Prepaid expenses	17,909	11,422
Total Assets	108,200,583	34,218,897

Liabilities:
Payable for investments purchased	95,013	—
Payable for fund shares purchased	76,132	1,889
Payable to Officer & directors	747	1,680
Payable to Advisor	93,005	37,004
Payable to Custodian	2,061	1,240
Accrued expenses & other liabilities	58,993	23,005
Total Liabilities	325,951	64,818
Net Assets	$107,874,632	$34,154,079

Net Assets Consist of:
Capital Stock	$80,745,034	$33,127,730
Total Distributable Earnings	27,129,598	1,026,349
Total Net Assets	$107,874,632	$34,154,079
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	4,666,136	2,665,808
Net Assets	$107,874,632	$34,154,079
Net asset value and offering price per share	$23.12	$12.81
Cost of Investments	$83,170,409	$32,821,596

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Year Ended October 31, 2019

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income[1]	$1,122,489	$436,272
Less: Foreign taxes withheld	(2,678)	—
Interest income	60,115	29,297
Total investment income	1,179,926	465,569

Expenses:
Investment advisory fee	1,315,272	596,276
Shareholder servicing	158,333	72,802
Administration fee	87,712	32,499
Fund accounting expenses	62,541	20,833
Officer & directors’ fees & expenses	73,000	73,000
Professional fees	36,515	31,524
Federal & state registration fees	27,169	23,436
Printing & mailing fees	19,163	5,541
Custodian fees	12,482	7,051
Other expense	21,525	8,304
Total expenses	1,813,712	871,266
Net investment loss	(633,786)	(405,697)

Net realized gain (loss) on:
Unaffiliated issuers	5,453,377	(1,225,937)
Affiliated issuers	—	1,278,140
Net change in unrealized appreciation (depreciation) on:
Unaffiliated issuers	(16,914,277)	(5,012,375)
Affiliated issuers	—	(254,608)
Net realized and unrealized loss on investments	(11,460,900)	(5,214,780)
Net decrease in net assets resulting from operations	$(12,094,686)	$(5,620,477)

[1]	There was no dividend income from affiliated issuers.

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Operations:
Net investment loss	$(633,786)	$(1,187,440)
Net realized gain on investments	5,453,377	25,482,610
Net change in unrealized appreciation on investments	(16,914,277)	(34,849,446)
Net decrease in net assets resulting from operations	(12,094,686)	(10,554,276)

Dividends and Distributions to Shareholders:
Distributable Earnings	(18,138,199)	(45,812,458)
Total dividends and distributions	(18,138,199)	(45,812,458)

Capital Share Transactions:
Proceeds from shares issued	21,918,304	17,671,873
Reinvestment of distributions	17,256,354	43,395,030
Cost of shares redeemed	(61,772,857)	(69,454,780)
Redemption fees	7,758	7,884
Net decrease in net assets
from capital share transactions	(22,590,443)	(8,379,993)
Total Decrease in Net Assets	(52,823,328)	(64,746,727)
Net Assets
Beginning of the year	160,697,960	225,444,687
End of the year	$107,874,632	$160,697,960

Capital Share Transactions:
Shares sold[1]	916,801	575,324
Shares issued on reinvestment of distributions	713,425	1,480,953
Shares redeemed	(2,669,226)	(2,192,697)
Net decrease from capital share transactions	(1,039,000)	(136,420)

[1]	Includes 212,431 shares valued at $5,434,552 for all 347,735 of the shares outstanding of the Perritt Low Priced Stock Fund on February 22, 2019. See Note 13 for additional detail.

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Operations:
Net investment loss	$(405,697)	$(665,818)
Net realized gain (loss) on investments	52,203	5,565,825
Net change in unrealized appreciation on investments	(5,266,983)	(8,601,323)
Net decrease in net assets resulting from operations	(5,620,477)	(3,701,316)

Dividends and Distributions to Shareholders:
Distributable Earnings	(4,253,625)	(7,255,839)
Total dividends and distributions	(4,253,625)	(7,255,839)

Capital Share Transactions:
Proceeds from shares issued	3,712,481	6,142,650
Reinvestment of distributions	4,056,631	6,905,064
Cost of shares redeemed	(24,785,948)	(10,685,608)
Redemption fees	2,664	1,418
Net increase (decrease) in net assets
from capital share transactions	(17,014,172)	2,363,524
Total Decrease in Net Assets	(26,888,274)	(8,593,631)
Net Assets
Beginning of the year	61,042,353	69,635,984
End of the year	$34,154,079	$61,042,353

Capital Share Transactions:
Shares sold	265,911	364,474
Shares issued on reinvestment of distributions	289,968	415,217
Shares redeemed	(1,798,636)	(636,397)
Net increase (decrease) from capital share transactions	(1,242,757)	143,294

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.17	$38.59	$34.18	$32.52	$36.00

Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.11)	(0.20)	(0.15)	0.13	0.04
Net realized and unrealized
gain (loss) on investments	(1.74)	(1.83)	7.94	2.06	(1.10)
Total from investment operations	(1.85)	(2.03)	7.79	2.19	(1.06)

Less dividends and distributions:
From net investment income	—	—	(0.09)	—	—
From net realized gains	(3.20)	(8.39)	(3.29)	(0.53)	(2.42)
Total dividends and distributions	(3.20)	(8.39)	(3.38)	(0.53)	(2.42)
Redemption fees[2,3]	—	—	—	—	—
Net asset value, end of year	$23.12	$28.17	$38.59	$34.18	$32.52
Total return[1]	(6.80%)	(5.89%)	24.20%	6.85%	(3.07%)

Supplemental data and ratios:
Net assets, end of year (in thousands)	$107,875	$160,698	$225,445	$262,268	$372,768
Ratio of net expenses to average net assets	1.38%	1.28%	1.23%	1.23%	1.21%
Ratio of net investment income (loss)
to average net assets	(0.48%)	(0.63%)	(0.41%)	0.41%	0.12%
Portfolio turnover rate	22.1%	14.0%	18.0%	6.2%	20.7%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.62	$18.49	$15.46	$14.39	$16.79

Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.17)	(0.18)	0.07	(0.06)
Net realized and unrealized
gain (loss) on investments	(1.60)	(0.77)	3.94	1.22	(0.06)
Total from investment operations	(1.72)	(0.94)	3.76	1.29	(0.12)

Less dividends and distributions:
From net realized gains	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)
Total dividends and distributions	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)
Redemption fees[2]	— [3]	— [3]	— [3]	— [3]	0.01
Net asset value, end of year	$12.81	$15.62	$18.49	$15.46	$14.39
Total return[1]	(11.54%)	(5.73%)	25.27%	9.11%	(0.82%)

Supplemental data and ratios:
Net assets, end of year (in thousands)	$34,154	$61,042	$69,636	$54,336	$60,053
Ratio of net expenses to average net assets	1.83%	1.71%	1.70%	1.77%	1.75%
Ratio of net investment income (loss)
to average net assets	(0.85%)	(0.99%)	(1.07%)	0.48%	(0.43%)
Portfolio turnover rate	13.3%	28.4%	43.0%	18.1%	30.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2019

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Ultra MicroCap Fund commenced operations on August 30, 2004.  The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Money Market Funds are valued at amortized cost.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2019 by increasing paid-in capital by $2,370,921 and decreasing distributable earnings by $2,370,921. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2019 by decreasing paid-in capital by $37,401 and increasing distributable earnings by $37,401. These adjustments were due to the use of equalization and net operating losses. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction.

h.
As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the year ended October 31, 2019, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2016.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities that are accessible by the Funds.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of October 31, 2019:

MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$4,297,284	$—	$—	$4,297,284
Consumer Discretionary	13,193,872	—	—	13,193,872
Consumer Staples	4,545,243	—	—	4,545,243
Energy	3,075,573	—	—	3,075,573
Financial	11,799,622	—	—	11,799,622
Health Care	3,497,957	—	—	3,497,957
Industrials	35,373,346	—	—	35,373,346
Information Technology	18,770,100	—	—	18,770,100
Materials	13,101,005	—	—	13,101,005
Utilities	134,160	—	—	134,160
Total Common Stocks	107,788,162	—	—	107,788,162
Warrants
Industrials	1,396	—	—	1,396
Total Warrants	1,396	—	—	1,396
Short-Term Investments	150,344	—	—	150,344
Total Investments
in Securities	$107,939,902	$—	$—	$107,939,902

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$412,600	$—	$—	$412,600
Consumer Discretionary	3,458,908	247,817	—	3,706,725
Consumer Staples	746,950	—	—	746,950
Energy	1,854,574	—	—	1,854,574
Financial	2,708,553	—	—	2,708,553
Health Care	3,820,005	116,026	5,000	3,941,031
Industrials	7,591,977	—	—	7,591,977
Information Technology	8,571,381	—	—	8,571,381
Materials	2,350,024	—	—	2,350,024
Real Estate Investment Trusts	879,300	—	—	879,300
Utilities	784,000	—	—	784,000
Total Common Stocks	33,178,270	363,843	5,000	33,547,113
Warrants
Health Care	—	0	—	—
Total Warrants	—	0	—	—
Short-Term Investments	644,227	—	—	644,227
Total Investments
in Securities	$33,822,497	$363,843	$5,000	$34,191,340

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

During the year ended October 31, 2019, the MicroCap Fund did not hold any Level 3 securities. The Ultra MicroCap Fund held one fair valued security and more detail is below.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Health Care
Balance as of 11/1/2018	$—
Acquisitions	—
Dispositions	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	—	#
Transfers into Level 3	5,000
Balance as of 10/31/2019	$5,000

#	The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at October 31, 2019 is $(281,960).

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2019:

				Range/Weighted
	Fair Value	Valuation	Unobservable	Average
Category	October 31, 2019	Methodologies	Input	Unobservable Input+
Health Care	$5,000	Last traded price	Residual	$0.0125
			Liquidation
			Value

+
 Table presents information for one security, which has been valued at $0.0125 U.S. dollars per share as of year end. This security traded freely until September 9. 2019 at which time it was fair value priced at last trade until October 9, 2019. It was subsequently marked down to its current value on that day.

Significant increase (decrease) in the unobservable input in isolation would result in a significantly higher (lower) fair value measurement.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At October 31, 2019, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $93,005 and $37,004, respectively.  For the year ended October 31, 2019, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $1,315,272 and $596,276, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds will reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency,

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2019, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$28,723,727	$—	$71,180,658
Ultra MicroCap Fund	$—	$6,146,894	$—	$24,670,845

6.	Federal Income Tax Matters

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$83,610,223	$32,848,866
Gross tax unrealized appreciation	36,006,231	8,716,157
Gross tax unrealized depreciation	(11,718,420)	(7,373,683)
Net unrealized appreciation on investments	24,287,811	1,342,474
Distributable ordinary income	—	—
Distributable long-term capital gains	3,593,861	52,203
Other accumulated losses	(752,074)	(368,328)
Total distributable earnings	$27,129,598	$1,026,349

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2019, the following funds deferred, on a tax basis, late year ordinary losses of:

MicroCap Fund	$614,387
Ultra MicroCap Fund	$368,328

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The MicroCap Fund has an indefinite capital loss carryover of $137,687 to utilize from the Perritt Low Priced Stock Fund merger. The MicroCap Fund utilized $93,876 in capital loss carryovers in the current year.

The tax composition of distributions paid during the years ended October 31, 2019 and 2018 were as follows:

	Ordinary Income		Long-term Capital Gains
	2019	2018	2019	2018
MicroCap Fund	$4,228,890	$2,046,810	$13,909,309	$43,765,648
Ultra MicroCap Fund	407,328	—	3,846,297	7,255,839

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.

On November 22, 2019, the MicroCap Fund paid long-term capital gains distributions of $0.80330 per share and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.02347 per share.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At October 31, 2019, the Funds did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 9, 2019, under which the MicroCap Fund may borrow up to $8,000,000 and the Ultra MicroCap Fund may borrow up to $6,000,000, subject to certain restrictions and covenants.  Interest is charged on borrowings at the prevailing Prime Rate which was 4.75% as of October 31, 2019.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2019, the MicroCap Fund had average borrowings of $538,917 and the weighted average

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

interest rate on the line of credit borrowings was 5.22%.  The Ultra MicroCap Fund had average borrowings of $161,455 and the weighted average interest rate on the line of credit borrowings was 5.34%.  From November 16-18, 2018, the MicroCap Fund had borrowings of $1,809,000 and on March 13, 2019, the Ultra MicroCap Fund had borrowings of $644,000, which represent the largest borrowing amounts during the year ended October 31, 2019. As of October 31, 2019, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  Interest charged on the borrowings is recorded as other expense in the Statements of Operations.  Subsequent to year end, the MicroCap Fund and Ultra MicroCap Fund renewed their line of credit arrangements with an updated borrowing limits of $5,000,000 and $3,000,000, respectively.  Both line of credit agreements have an expiration date of December 7, 2020.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

If the Fund holdings represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The Ultra MicroCap Fund conducted transactions during the year ended October 31, 2019 with an affiliated company as so defined.  As of October 31, 2019, this issuer was not affiliated.

Galaxy Gaming, Inc.
Value at November 1, 2018	$1,810,827
Purchases	$—
Proceeds of Sales	$(1,490,359)
Net Change in Unrealized Depreciation	$(254,608)
Net Realized Gain	$1,278,140
Value at October 31, 2019	$1,344,000
Dividend Income	$—
Share Balance October 31, 2019	640,000

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors.  The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act.  For the year ended October 31, 2019, the MicroCap Fund and Ultra MicroCap Fund engaged in twelve and fourteen securities transactions pursuant to Rule 17a-7 of the 1940 Act, respectively.

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2019, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund.  There were no individual

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Reorganization

After the close of business on February 22, 2019, the MicroCap Fund acquired all the net assets of the Perritt Low Priced Stock Fund (“Low Priced Fund”), pursuant to a Plan of Reorganization approved by the Fund’s Board of Directors on January 4, 2019. The purpose of the transaction was to combine two funds managed by the Advisor with comparable investment objectives and strategies. The cost and value of the investments of Low Priced Fund pre-merger were $5,393,454 and $5,435,276, respectively. The acquisition was accomplished by a tax-free exchange of 212,431 shares of MicroCap Fund (valued at $5,434,552) for all 347,735 of the shares outstanding of the Low Priced Fund after close of business on February 22, 2019. For financial reporting purposes, assets received, and shares issued by MicroCap Fund were recorded at fair value; however, the cost basis of the investments received from Low Priced Fund was carried forward to align ongoing reporting of MicroCap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Low Priced Fund’s net assets at that date ($5,434,552), including $41,822 of unrealized appreciation, were combined with those of MicroCap Fund. The aggregate net assets of MicroCap Fund immediately before and after the acquisition were $149,526,231 and $154,960,783, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Low Priced Fund that have been included in MicroCap Fund’s Statements of Operations since February 22, 2019. All costs associated with the Plan of Reorganization were paid by the Advisor.

Assuming the acquisition had been completed on November 1, 2018, the beginning of the annual reporting period of the MicroCap Fund, MicroCap Fund’s pro forma results of operations for the year ended October 31, 2019, are as follows:

Net Investment Income	$(642,518)
Net realized gain on investments	5,222,540
Net increase in net assets resulting from operations	(12,257,095)

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc. comprising Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund (the “Funds”) as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

/s/ COHEN & COMPANY, LTD.
Chicago, Illinois
December 23, 2019

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  There is a $25 IRA distribution and transfer out fee, unless set up automatically.  Please see IRA Account Agreement for additional fees related to IRA accounts.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2019

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/19	10/31/19	5/1/19 – 10/31/19[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$ 974.30	$7.08
Perritt Ultra MicroCap Fund	$1,000.00	$ 898.30	$9.18
Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,018.04	$7.23
Perritt Ultra MicroCap Fund	$1,000.00	$1,015.54	$9.74

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.42% for the MicroCap Opportunities Fund and 1.92% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The name, age, address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Year of		successor	Estate Broker in the State	MicroCap
Birth: 1962	Portfolios in	elected	of Montana. She has been	Opportunities
300 South	Fund Complex		a partner and a principal	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	owner of a real estate sales	(1994–2013)
Suite 600		since 2004	company, Bozeman Broker
Chicago, IL			Group, since 2004. She has
60606			been licensed in the state
of Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Year of		successor	with the law firm of Fergeson,	MicroCap
Birth: 1957	Portfolios in	elected	Skipper et. al. in Sarasota,	Opportunities
300 South	Fund Complex		Florida and has been	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	employed with such firm	(1987–2013)
Suite 600		since 2004	since 1989.
Chicago, IL
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	Perritt
Corbett(1)		as President	of the Perritt MicroCap	MicroCap
Year of	Portfolios in		Opportunities Fund, Inc.	Opportunities
Birth: 1965	Fund Complex	As Director,	(1999–2013) and President	Fund, Inc.
300 South	Overseen: 2	indefinite,	of the Perritt Funds, Inc.	(2010–2013)
Wacker Drive,		until successor	since 2004. He has served
Suite 600		elected	as President of the Adviser
Chicago, IL			since 2010, and previously
60606		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)  Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Year of	and Treasurer	Since 2012	President and Treasurer of
Birth: 1961			the Funds and Chief Financial
300 South			Officer of the Adviser since
Wacker Drive,			2012. He has over 25 years
Suite 600			of experience in corporate
Chicago, IL			accounting, administration,
60606			planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Year of	Compliance	Chief	Officer since May 1, 2010,
Birth: 1959	Officer and	Compliance	and oversees all compliance
300 South	Secretary	Officer	matters for the Funds and the
Wacker Drive,		Since 2010	Adviser. She also coordinates
Suite 600			the administration of the
Chicago, IL		Secretary	Funds and is a liaison with
60606		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Tax Notice

For the year end October 31, 2019, the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund did not pay any interest related dividends under the Internal Revenue Code Section 87(k)(1)(c). Additionally, for the year ended October 31, 2019, 100.00% and 100.00% of the distributions paid by the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund were designated as short-term capital gain distributions designated under the Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended October 31, 2019, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 25.46% and 64.82% for the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, respectively. Of the dividends paid by the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, 25.46% and 62.27%, respectively, qualify for the corporate dividends received deduction.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

For assistance with your existing account, call our

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

(This Page Intentionally Left Blank.)

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$28,000	$40,500
Audit-Related Fees	$0	$0
Tax Fees	$7,000	$9,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended October 31, 2019 and October 31, 2018, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)* /s/ Michael J. Corbett
  Michael J. Corbett, President

Date   December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
  Michael J. Corbett, President

Date   December 30, 2019

By (Signature and Title)* /s/ Mark J. Buh
  Mark J. Buh, Treasurer/Principal Financial Officer

Date   December 30, 2019